Subsequent events	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Subsequent events

25.	Subsequent events

After 31 December 2025, the Group concluded that, as a result of changes in the underlying economic conditions affecting the Company’s operations, the Company’s functional currency will change from Argentine Peso to US Dollar. The change is expected to become effective from January 1, 2026 and will be accounted for prospectively in accordance with IAS 21 “The Effects of Changes in Foreign Exchange Rates”. The functional currency of the Company as of 31 December 2025 remains the Argentine Peso. Accordingly, no adjustments have been made to the financial statements as of that date.

On April 12, 2026, the Company reached an agreement with Patagonia Assets Limited for the direct and indirect transfer of 100% of the equity interest in Patagonia Energy S.A., which holds a hydrocarbon concession over the block known as Aguada del Chivato / Aguada Bocarey, located in the Neuquén Basin.

Within the framework of two open bidding processes, on April 15, 2026 Transportadora de Gas del Sur S.A. (“TGS”) awarded firm natural gas transportation services for CEPU in the amount of 436,804 m³/day (Perito Moreno pipeline) and 428,199 m³/day (Neu-Ba pipeline), for a term of 30 years, for a total consideration of USD 30,727,676 and ARS 9,340,741,550, respectively. Said amounts shall be paid by CPSA in four equal installments in May, September and December 2026, and April 2027.

No other facts or operations, other than disclosed, occurred between the closing date of the fiscal year and the date of issuance of these financial statements that may significantly affect such financial statements.